SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20547



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (date of earliest event reported): January 1, 1998



                            THE SERVICEMASTER COMPANY
           (Exact name of registrant as specified in its certificate)
             (Successor entity to ServiceMaster Limited Partnership)

                        Commission File Number:




           Delaware                 One ServiceMaster Way          36-3858106
                                    Downers Grove, IL 60515

 (State or other jurisdiction       (Address of principal     (I.R.S. Employer
of incorporation or organization)   executive office)        Identification No.)







Registrant's telephone number, including area code:      (630)  271-1300

Item 5.           Other Events

Termination of ServiceMaster Limited Partnership and The ServiceMaster Company Limited Partnership

The last step in the conversion of parent entity in the ServiceMaster enterprise from partnership form to corporate form was completed at 12:01 A.M. (Eastern
Time) on January 1, 1998 when ServiceMaster Limited Partnership and The ServiceMaster Company Limited Partnership merged into The ServiceMaster Company, a Delaware corporation (the "Company"). The Company had earlier become the publicly traded parent entity in the ServiceMaster enterprise by means of a reincorporating merger which became effective at 11:59 PM (Eastern Time) on December 26, 1997. Reference is made to the Company's Current Report on Form 8-K filed December 29, 1997 for the details of the reincorporating merger.



Item 7.           Financial  Statements and Exhibits

                  Financial Statements:

                  None

                  Exhibits:

                  None


                                            Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE SERVICEMASTER COMPANY
                                                  (Registrant)


                                 By:      /s/ Vernon T. Squires
                                          ---------------------
                                          Sr. Vice President and General Counsel

Dated:  January 2, 1998